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                                   CONSENT OF
                               FOLEY & LARDNER LLP

      We hereby consent to the reference to our firm under the caption "Counsel to the Trust" in each statement of additional information contained in Post-Effective Amendment No. 30 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).

                                                     /s/ Foley & Lardner LLP
                                                     FOLEY & LARDNER LLP

Washington D.C.
April 27, 2005